TIP FUNDS

                   Supplement dated February 28, 2000, to the
                       Statement of Additional Information
                             dated January 31, 2000


This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The following disclosure should be included in the Adviser section on page S-25:

         Turner recently conducted a study to redefine the maximum asset capacity for its equity products. The criteria used in calculating the maximum asset capacity included the distribution of each product's holdings among the various market-capitalization segments, the distribution of economic sectors by market capitalization, the average daily dollar volume traded per market-capitalization segment and sector and the weighted average liquidity per product. As a result, Turner has redefined the maximum asset-capacity limits for its equity products as set forth in the prospectus.

The following members of Turner's Investment team will serve as security analysts in the sectors indicated:


Analyst                                  Sector
-------                                  ------
Frank Sustersic                          Health-Care
Bill McVail                              Consumer-Staples
Chris Perry                              Financial-Services
Chris McHugh                             Materials/Processing
John Hammerschmidt                       Autos/Transportation and Energy
Bob Turner                               Producer-Durables and Technology
Mark Turner                              Consumer-Staples
Robb Parlanti                            Utilities/Telecommunications

The Statement of Information is hereby amended to reflect the addition of this information.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



TURA-025-04